UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2006

LECG CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50464	81-0569994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

2000 POWELL STREET, SUITE 600
EMERYVILLE, CALIFORNIA	94608
(Address of principal executive offices)	(Zip Code)

(510) 985-6700
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Definitive Material Agreement.

On February 23, 2006, the board of directors of LECG Corporation (the “Registrant”) approved a compensation plan for non-executive employees who serve as members of the board of directors.  Under the compensation plan, the non-executive employee members of the board of directors will be compensated according to the compensation guidelines currently applicable to independent non-employee members of the board of directors of the Registrant.

Item 2.02.  Termination of a Material Definitive Agreement

Effective February 22, 2006, the Senior Management Agreement between Registrant and David P. Kaplan dated September 29, 2000 was terminated as a consequence of Mr. Kaplan’s resignation as President.  Certain obligations of Mr. Kaplan under such agreement continue, notwithstanding its termination.  No penalties were incurred by Registrant as a result of such termination.

Item 2.02.  Results of Operations and Financial Condition.

On February 28, 2006, the Registrant issued a press release announcing financial results, operating metrics and certain other information related to the fourth quarter and year ended December 31, 2005, as well as providing financial guidance with respect to fiscal 2006.  A copy of the February 28, 2006 press release is included as Exhibit 99.1 hereto.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2006, David P. Kaplan resigned as the Registrant’s President and a member of its board of directors.  Mr. Kaplan’s resignation is not the result of any disagreement with the Registrant.

Item 9.01.  Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by LECG Corporation on February 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LECG CORPORATION

By:	/s/ John C. Burke
John C. Burke
Chief Financial Officer

Date:  February 28, 2006

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by LECG Corporation on February 28, 2006.